PEAK RESORTS

Investor Presentation

August 2015



Safe Harbor

- This presentation contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Any statements made in this presentation that are not statements of historical fact, including statements about our beliefs and expectations, are forward-looking statements. Forward-looking statements include information concerning possible or assumed future results of operations, liquidity, cash flow and descriptions of our business plans, strategies and objectives. These statements often include words such as "anticipate," "expect," "suggest," "plan," "believe," "intend," "estimate," "target," "project," “predict,” “goal,” "forecast," "should," "could," "would," "may," "will" and other similar expressions that convey uncertainty regarding future outcomes.
- Statements regarding the following subjects, among others, may be forward-looking: market trends in our industry; interest rates; real estate values; uncertainty in the debt financing markets or the general economy (including declines in employment, slowing population growth, volatility of interest rates and inflation); our business and investment strategy; our projected operating results; availability of resorts to acquire and our ability to acquire such resorts on favorable terms or at all; availability of suitable financing; failure to manage acquisitions and the development and construction processes; ability to make capital improvements; actions and initiatives of the U.S. government, changes to U.S. government policies and the execution and impact of these actions, initiatives and policies; the state of the U.S. economy generally or in specific geographic regions; economic trends and economic recoveries; our ability to obtain and maintain financing arrangements; impact of and changes in governmental regulations; tax law and rates; accounting guidance and similar matters; availability of qualified personnel; general volatility of the capital markets and the market price of our common shares; and the degree and nature of our competition.
- These forward-looking statements reflect our current beliefs, assumptions and expectations of future events, taking into account all information currently available to us. Forward-looking statements are not predictions of future events. These forward-looking statements are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause our actual results, financial condition, business and liquidity to differ materially from those expressed in any forward-looking statement. For more information about factors that could cause actual results to differ materially from our expectations, refer to our reports filed with the Securities and Exchange Commission, including the discussion under “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended April 30, 2015, and information contained in subsequent filings with the Securities and Exchange Commission. All forward-looking statements speak only as of the date on which they are made. New risks and uncertainties arise over time, and it is not possible for us to predict those events or how they may affect us. Except as required by law, we are not obligated to, and do not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.


mount snow
SUMMIT LODGE
THE BULLWHEEL PUB
3580'
sunbrook
see inset
north face
see inset
carinthia
main face
TRAILSEDGE
AT MOUNT SNOW
DISCOVERY CENTER
HIGH COUNTRY
SNOWMOBILE TOURS
THE CLOCKTOWER
THE CAPEHOUSE
MAIN BASE LODGE
THE OUTLOOK
GRAND SUMMIT
RESORT HOTEL &
CONFERENCE CENTER
SEASONS
CONDOMINIUMS
SUNDANCE
BASE LODGE
BASE
FIRST AID
Waffle Cabin
SUNBROOK
BEARTRAP
NITRO EXPRESS
HEAVYMETAL
SEASONS
TUMBLEWEED
SUNDANCE
EGG ALLEY
GRAND SUMMIT EXPRESS
BLUEBIRD EXPRESS
CANYON EXPRESS
CHALLENGER
OUTPOST
Long John
Low Traverse
Somerset Road
Switch Back
Tin Lizzy
Season Pass
Launch Pad
Learning Area

COMPANY OVERVIEW

NASDAQ Global Market: SKIS

PEAK RESORTS

- Owner and operator of 13 ski resorts across six states
- Market cap of $95.6 million(1)
- Fiscal 2015:
  - Revenue: $104.9 million
  - Reported EBITDA: $25.4 million
- Only pure-play public company focused on the day-drive and overnight-drive segments
  - Less economically sensitive
  - High EBITDA margins
  - Provides better growth opportunities

mount snow VERMONT
Crotched MOUNTAIN
Attitash Mountain Resort
jfbb jack frost big boulder
WILDCAT MOUNTAIN
HIDDEN VALLEY SKI. TUBE. RIDE.
snowcreek ride. ski. tube
MAD RIVER MOUNTAIN
boston mills brandywine
Alpine Valley
PAOLI PEAKS

(1) As of August 3,2015

Investment Highlights

Leading Ski Resort Operator	One of the top U.S. ski resort operators in the day and overnight drive segments
Strong Industry Fundamentals	Fragmented market with high barriers to entry enables further growth and limited competition
Experienced Acquirer & Integrator	Average compound annual EBITDA growth of 34.4% within two years across 10 acquisitions
Roadmap For Growth	Organic growth, real estate development and acquisitions
Aligned Management Interest	16.1% ownership by proven management team

Current Financial Highlights

Strong EBITDA	Reported EBITDA of $25.4 million for fiscal 2015, level with prior year record despite weather challenges
Enhanced Cash Balance	Cash balance of $16.8 million at year-end 2015, up from $13.2 million at year-end 2014
Increased Revenue per Skier visit	Revenue per skier visit up to $67.45 from $67.02 in fiscal 2014
Reduced Expenses	Recent infrastructure upgrades yielded a decrease in operating expenses of 1.8% from prior year period
Dividend	Current yearly dividend of 55 cents per share equals 8.0% annual yield(1)

(1) As of August 3, 2015

High-Quality Branded Portfolio Near Metro Areas

PEAK RESORTS

Award-winning portfolio of individually branded ski resorts strategically located within driving distance of major population centers



(Boston Mills)
(Brandywine)
mount snow
WILDCAT MOUNTAIN
Attitash
Crotched
(Jack Frost)
(Big Boulder)
snowcreek
HIDDEN VALLEY
PAOLI PEAKS
MAD RIVER MOUNTAIN
Alpine Valley
Major Metropolitan Area

Key FY 2015 Metrics	
Revenue	$104.9 million
Reported EBITDA	$25.4 million
EBITDA Margin	24.2 %
Rev / Skier Visit	$67.45
Total Visits	1.6 million
Total Population Served (1)	61.0 million

(1) Estimated for each property based on its respective predominant visitor and advertising markets. The total population served number does not double count for properties that share the same predominant visitor and advertising markets.

Leading Owner and Operator of U.S. Ski Resorts

PEAK RESORTS

Property	State	Developed/ Acquired	Vertical Drop (ft)	Snowmaking Coverage	Skiable Acres
mount snow VERMONT	VT	2007	1,700	80%(1)	490
Attitash Mountain Resort	NH	2007	1,750	90%	307
Crotched Mountain	NH	2003	1,000	100%	105
Wildcat Mountain	NH	2010	2,112	90%	225
Mad River Mountain	OH	2001	300	100%	60
boston mills brandywine (Brandywine)	OH	2002	264	100%	48
boston mills brandywine (Boston Mills)	OH	2002	264	100%	40
Alpine Valley	OH	2012	260	100%	54
jfbb (Jack Frost)	PA	2005	600	100%	80
jfbb (Big Boulder)	PA	2005	475	100%	65
Hidden Valley	MO	1982	310	100%	60
snowcreek	MO	1985	300	100%	40
Paoli Peaks	IN	1997	300	100%	65
Total/Weighted Average			9,635	91%	1,639

13 high quality, individually branded ski resorts across six states

(1) 100% snowmaking coverage expected upon completion of West Lake project.

Diversified Revenue Streams

PEAK RESORTS

Lift tickets are the primary source of revenue, with other services supporting ticket sales


48.5%
Pre-sold passes
30% of lift ticket
revenue
18.1%
7.6%
7.3%
6.9%
5.0%
6.6%
FY 2015

- Lift Tickets
  - Various lift ticket options including season passes, advance group ticket packages and tubing passes
- Food and Beverage
  - Self-service options with menu of simple food, beer, and wine as well as some full-service restaurant options
- Equipment Rental
  - High-quality equipment; streamlined facilities reduce waits
- Hotel
  - Management of lodging facilities
- Ski Instruction
  - Group and individual instruction at varying price points
- Merchandise Sales
  - Selection of ski-related equipment ranging from substantial items (boots, skis) to smaller items (gloves, goggles)
- Miscellaneous
  - Summer activities

Delivering Consistent Results

Snowmaking Capacity: Significant snowmaking investment affords Peak the capability to produce snow at a rate of up to 12 inches every 24 hours at many of its resorts

- Season Passes: 30% of lift ticket revenue; provide cash flow prior to ski season
- Pre-Paid Web Sales: Pre-paid sales including bundling of ancillary services
- Proximity to Customers: Conveniently located near major population centers
- Customers Across All Skill Levels: Easily accessible for beginners, who typically have higher revenue / skier visit due to equipment rentals and lessons

Total Revenues

(millions)



3.2% CAGR
$89.8
$97.6
$82.0
$99.7
$105.2
$104.9
FY2010
FY2011
FY2012
FY2013
FY2014
FY2015

Revenue / Skier Visit



3.8% CAGR
$55.94
$62.06
$67.22
$65.53
$67.02
$67.45
FY2010
FY2011
FY2012
FY2013
FY2014
FY2015

Attractive Industry Fundamentals

Market Characteristics

- High barriers to entry
  - Limited resorts developed since 1980s
- Highly fragmented
  - Less than 13% of the 470 resorts owned by companies operating 4+ resorts
- Steady demand
  - Approximately 55-60 million annual skier visits over the past 20 years
- Consistent revenue per skier growth
  - Compounded annual growth rate of 3.6% from the 2007/2008 ski season to the 2012/2014 ski season
- Minimal competition from other outdoor activities for winter leisure spending
- Higher disposable income leads to greater leisure spending as economy recovers

U.S. Revenue / Skier Visit



$75.75
$74.18
$74.00
$77.60
$84.36
$86.80
$90.46
FY2008
FY2009
FY2010
FY2011
FY2012
FY2013
FY2014

Visitation in Regions Where Peak Operates



Overnight 35.9%
Day 64.1%

Source: National Ski Area Association.

Day and Overnight Drive Segment Advantages

- More targets and less competition for acquisitions than in the fly-to resort segment
  - Ability to buy from non-institutional sellers
  - Significant opportunities to add value to acquisitions
- Consistent segments of the ski resort industry
  - Easier for customers to travel to resorts
  - Lower total costs for customers

	Day Drive	Overnight Drive	Fly-to
Travel Mode	Car	Car	Plane
Lift Price	$30 - $50	$50 - $90	$90+
Length of Stay	Day trip	Overnight/Weekend	Weeklong+
Lodging Options	None	Hotel/Ownership	Hotel/Ownership
Resort Amenities	Ski-related	Ski-related/Full-service	Full-service
Summer Activities	Moderate	Moderate	Extensive
Customer Frequency	High	High	Low
Number of Resorts	250	180	40

Source: National Ski Area Association and management estimates.

Targeted Capital Projects Increase Profitability

PEAK RESORTS

Advanced & Efficient Snowmaking Capabilities

$20.6 million invested since 2008

- High-efficiency snow gun technology decreases costs
- One million fewer kilowatt hours used in snowmaking process in FY2015
- Increases number of skiable days, driving higher skier visits and revenue
- Recently installed 645 snowmaking machines at Mount Snow with 75% of costs covered by the state of Vermont

High-Speed, High-Capacity Ski Lifts

$13.9 million invested since 2008

- High-speed, high-capacity lifts such as Bluebird Express, the first six-passenger detachable bubble lift in the U.S.
- Newer lifts increase capacity, efficiency and drive increased visits

Top of the Line Grooming Equipment

$6.9 million invested since 2008

- Maintains reputation as a leader in high-quality and consistent skiing surface

Award-Winning Terrain Parks and Tubing Hills

$2.1 million invested since 2008

- 35 terrain parks increase visits of younger skiers
- Tubing hills are additional revenue source and engage non-skiers

Target a one- to four-year payback across all capital projects[(1)]

Note: Additional $16.0 million invested in summer activities, rental equipment, lodges, slope expansion and rental buildings.
(1) Illustrative payback periods based on results of prior projects.

Proven Acquisition Strategy

Peak has successfully acquired 10 ski resorts and averaged 34.4% compound annual EBITDA growth within two years of those acquisitions

2001	2002	2003	2005	2007	2010	2012
Mad River Mountain	Boston Mills Brandywine	Crotched Mountain	JFBB	Mount Snow; Attitash	Wildcat Mountain	Alpine Valley

Proven Acquirer

- Last 10 acquisitions completed have been off-market acquisitions
- Peak has successfully driven revenues and operating efficiencies at each of its acquisitions
- Proven ability to find value-creation opportunities from non-institutional sellers with lack of operating expertise
- Less competition for acquisitions than fly-to segment
- Strengthen branding and marketing of resorts It has acquired

Case Study: Mount Snow Acquisition

Transaction Summary

- Acquired in 2007 from financially distressed owner in an off-market transaction
- Closest major mountain to New York City, providing upside to capital investments
- Inefficient snowmaking systems and significant deferred maintenance requirements

Targeted Capital Initiatives

- 251 high-efficiency snow guns
- Award-winning terrain parks at Carinthia
- High-speed ski lifts increased capacity
- Self-service equipment rental, and food & beverage models

Results

- Increased revenues at a 4.5% CAGR
- Annual cost savings of ~$1 million from installation of high-efficiency snowmaking equipment
- Increased equipment rental processing productivity from approximately 222 skiers per hour to 1,000 skiers per hour

Growth Since Acquisition


CAGR – EBITDA: 8.3%; Skier Visits: 4.7%
347
$6.4
429
$7.1
500
$12.1
Acquisition-FY 2007
Two years-FY 2009
Current-FY 2015
Skier visits (000)
EBITDA ($ mm)

Established Plan For Continued Growth At Mount Snow

PEAK RESORTS

- Significant developable land at Mount Snow
  - Fully entitled for approx. 900 residential units in multiple phases
  - First phase :
    - Redevelopment of Carinthia base area expected to begin in 2015
    - New water reservoir – West Lake Project
- Seeking up to $52.0 million of debt capital via EB-5 Immigrant Investor Program
- $38.5 million in escrow (thru August 4, 2015)
- 93 investors, 77 fully funded
- Began clearing land for West Lake Project in February 2015
- Attractive cost and terms

EB-5 Financing Terms	
Amount	$52.0 million
Initial Term(1)	5 years
Interest Rate(1)	1.0%

Benefits of EB-5 Projects

- Increased snowmaking drives incremental skier visits
  - 100% snowmaking coverage
  - Ability to open more mountain terrain earlier in season
- Improved skier services increase customer spending
  - Expanded restaurant options
  - Additional retail and rental shops, ticket windows and ski school
- Accelerates future development of residential units at Carinthia





(1) Fixed rate of 1.0% for first five years with up to a two-year extension at 7.0% in year six and 10.0% in year seven.

Growth Strategies Drive Value

Targeted Capital Projects	Acquisition Opportunities
❄ $59.5 million invested in targeted capital projects between 2008 and 2015	❄ Pursue attractive acquisitions with value creation potential
❄ Invest in snowmaking machinery, ski lifts, terrain parks and RFID passes	❄ Fragmented industry with many individual operators
❄ Investment in summer activities such as zip line, mountain biking and horseback riding	❄ Industry relationships provide off-market transaction opportunities
❄ Expanded terrain and improved skier services help drive price increases – Target 3-5% price increases each year	❄ Of 470 total resorts, 430 are in the day and overnight drive markets







Increased revenues and profits drive shareholder value

Acquisition Landscape For Future Growth

PEAK RESORTS

Highly Fragmented U.S. Ski Resort Market

- Less than 13% of the 470 resorts owned by companies operating 4+ resorts
- 430 day and overnight drive ski resorts ensure many potential targets
- Limited new major resorts built in last 30 years
- Limited competition for future acquisitions

Large Pipeline of Acquisition Opportunities[1]



Peak Resorts
Current portfolio
Additional Day Drive/Overnight Drive
~280 remaining day drive and overnight drive resorts
Tier 1 Targets
40 day drive and overnight drive resorts that meet all acquisition criteria
Tier 2 Targets
~100 additional day drive and overnight drive resorts that meet some acquisition criteria
Fly-to resorts
40 fly-to resorts

Acquisition Criteria

- Opportunity to increase value through targeted capital projects on undermanaged and undercapitalized resorts
- Long-term competitive advantage and opportunistic pricing
- Proximity to major metropolitan areas
- On-site water resources to satisfy snowmaking

Post-Acquisition Improvements

- Enhance snowmaking infrastructure
- Decrease G&A by leveraging corporate infrastructure
- Streamline skier services
- Save money on purchasing of equipment, insurance, and food & beverage

(1) Numbers are based on management estimates.

Attractive Dividend Yield

PEAK RESORTS

- Dividend returns value to shareholders while maintaining flexibility for future acquisitions
- Indicated annual dividend of 55 cents per share
- Internal cash flow will support the dividend, and deleveraged balance sheet will position us for growth through acquisitions
- Dividends treated as "qualified dividend income" and will be subject to a reduced maximum income tax rate of 20%

Quarterly Dividend	13.75 cents per share
Annualized Dividend	55 cents per share
Indicated annual yield	8.0%(1)
Dividend Payout Ratio	60% target of free cash flow

(1) As of August 3, 2015

Experienced Management with Aligned Interests

- Nearly 60 years of combined experience owning, operating, and acquiring ski resorts
- History of pioneering several initiatives in U.S. skiing such as high-capacity snowmaking, terrain parks, and night skiing
- Audited annual GAAP financials since founding in 1982

Name	Years at Peak	Experience
Timothy D. Boyd CEO, President & Chairman	33	❄ Developed first mountain resort, Hidden Valley, in 1982 ❄ Founded Peak Resorts in 1997 ❄ Extensive experience operating overnight-drive and day-drive resorts
Stephen J. Mueller CFO, VP, Secretary & Director	14	❄ Former partner at Touche Ross & Co. ❄ Involved in 10 of Peak Resorts' acquisitions ❄ More than four decades of public accounting experience
Richard K. Deutsch VP – Business and Real Estate Development & Director	14	❄ Extensive experience with numerous land development and recreation companies ❄ Led and negotiated 10 of Peak's acquisitions


WILDCAT MOUNTAIN SUMMIT ELEVATION 4,062'
The Wildcat Express quad takes skiers to the 4,062' summit to access 2,112' of vertical.
WILDCAT MOUNTAIN
pure vertical fun
The 2-3/4 mile Polecat Trail is the longest beginner ski trail in New Hampshire. All ability levels can ski it from summit to base.
The Lynx Trail is consistently voted a favorite among locals.
The Tomcat Summit Chairlift lets you access 80% of Wildcat's terrain and 1,500' of vertical.
Wildcat has 47 trails and 225 acres including gladed areas.
The Snowcat Novice Area was designed especially for beginners.
UPPER POLECAT
LYNX LAIR
TOP CAT
WILDCAT EXPRESS QUAD
LIFT LION
UPPER CATAPULT
UPPER WILDCAT
UPPER LYNX
CAT TRACK
TOMCAT
FELINE
MIDDLE WILDCAT
MIDDLE CATAPULT
BLACK CAT
STARR LINE
LOWER CAT TRACK
CATNAP
HAIRBALL
MIDWAY
MIDDLE POLECAT
TOMCAT SCHUSS
CATACOMB GLADE
LOWER CATAPULT
COPY CAT
WILDCAT PITCH
WILD KITTEN
PINKHAM NOTCH
MOUNTAIN JAG GLADE
LOWER LYNX
COUGAR
PANTHER
ALLEY CAT
CATENARY
BOBCAT
CHEETAH
LOWER WILDCAT
ANNIE'S ALLEY
TOMCAT TRIPLE
BOBCAT TRIPLE
SNOWCAT TRIPLE
SNOWCAT TRAIL
SNOWCAT SLOPE
STRAY CAT
LOWER POLECAT
EASY WAY
LOWER CATENARY
THE CHUTES
THE DEN
BASE ELEVATION 1,950'
FIRST AID CENTER
MAIN BASE LODGE
TO JACKSON & NO. CONWAY
TO GORHAM
16
MAP KEY
NOVICE TRAIL (EASIEST)
INTERMEDIATE TRAIL
MOST DIFFICULT TRAIL
CHAIRLIFT
SKI AREA BOUNDARY
PARKING
RACE COURSE
GLADED AREA
PROPOSED TREE SKIING
LEARNING AREA
FOREST REVEGETATION GROWTH AREA
SKI SCHOOL MEETING PLACE
FREESTYLE TERRAIN
ZipRider
SKI US

Appendix

Strong Board with Extensive Experience

PEAK RESORTS

- Directors will serve annual terms
- Majority independent at IPO
- Extensive public company, real estate and entertainment experience

Name	Experience
Stanley Hansen Independent Director	- Former SVP of Real Estate for American Skiing Company (Formerly NYSE: SKI) - Former Director of Squaw Valley Development Company - Former President of Mount Snow
Carl Kraus Independent Director	- Former SVP of Finance at Rayonier Inc. (NYSE: RYN), a diversified timber REIT - Former CFO of Kramont (Formerly NYSE: KRT), a net-lease REIT - Former President of Radnor Corporation, the former Sunoco real estate subsidiary
Christopher O'Connor Independent Director	- Head of Debt Capital Markets at Incapital, Chicago investment bank - Former Managing Director at Pierpont Securities, a principal securities investor - Former Head of Global Syndicate and Capital Markets at Bear Stearns
Michael Staenberg Independent Director	- Founder and President of Staenberg Group, a national developer and owner of full-service shopping centers - Former Co-Founder and President of THF Realty, a national developer of commercial real estate, including shopping centers and office buildings - Former director of US Bank, N.A., the fifth largest bank in the U.S. based on deposits

Portfolio Detail

		Trail Type			Terrain	Lifts						Ancillary Outlets		
Property	State	Beg	Int	Adv	Park(s)	Double	Triple	Quad	Surface/ Rope Tow	Conveyor Lifts	Total	Rental/ Retail	Food/ Beverage	Tubing
Hidden Valley	MO	30%	60%	10%	1	1	2	2	2	3	10	2	1	Yes
Snow Creek	MO	30%	60%	10%	1	1	2	0	2	1	6	2	1	Yes
Paoli Peaks	IN	25%	55%	20%	1	1	3	1	1	2	8	2	1	Yes
Mad River	OH	34%	36%	30%	4	3	2	1	3	3	12	2	1	Yes
Boston Mills	OH	30%	45%	25%	4	2	4	0	2	0	8	2	2	No
Brandywine	OH	30%	45%	25%	2	0	3	2	3	2	10	2	1	Yes
Crotched Mountain	NH	26%	50%	24%	2	1	1	2	0	1	5	2	2	No
Jack Frost	PA	25%	40%	35%	1	6	2	1	2	1	12	2	2	Yes
Big Boulder	PA	30%	40%	30%	5	5	2	0	2	2	11	2	2	Yes
Attitash	NH	27%	46%	27%	2	3	3	3	1	1	11	3	5	Yes
Mount Snow[(1)]	VT	15%	70%	15%	10	4	6	5	1	4	20	9	14	Yes
Wildcat Mountain	NH	25%	45%	30%	1	0	3	1	0	1	5	2	2	No
Alpine Valley	OH	35%	50%	15%	1	1	2	1	2	1	7	1	1	Yes
Total / Weighted Avg.		**24%**	**54%**	**22%**	**35**	**28**	**35**	**19**	**21**	**22**	**125**	**33**	**35**	





(1) Quad count includes one six-pack lift.

Financial Highlights – Fiscal Years Ended

($ in thousands, except ski resorts owned/leased and operated)	April 30, 2015	April 30, 2014	April 30, 2013	April 30, 2012	April 30, 2011
Income Statement Data					
Revenues	$104,858	$105,205	$99,689	$82,044	$97,586
Operating Expenses	89,476	90,152	82,715	78,524	80,817
Income from operations	17,482	15,053	16,973	3,520	16,769
Balance Sheet Data					
Cash (end of period)	16,849	13,183	11,971	6,179	16,463
Restricted cash (end of period)	37,519	13,063	12,141	11,036	11,271
Total debt (end of period)	100,062	175,148	172,322	161,499	144,058
Other Financial Information					
Reported EBITDA	25,400	25,365	25,939	13,081	4,822
Capital expenditures	14,253	11,125	14,900	21,817	19,116
Operating Data					
Total visits	1,709	1,752	1,686	1,346	1,752
Skier visits	1,554	1,570	1,521	1,221	1,572
Ski resorts owned/leased and operated	13	13	13	12	12

Income Statement Data – Fiscal Years Ended

PEAK RESORTS

($ in thousands, except per share data)	April 30, 2015	April 30, 2014	April 30, 2013	April 30, 2012	April 30, 2011
Revenues	$104,858	$105,205	$99,689	$82,044	$97,586
Costs and expenses--					
Resort operating expenses	72,670	73,942	68,091	62,826	66,740
Depreciation and amortization	9,450	9,155	8,850	9,510	8,003
General and administrative expenses	4,088	3,240	2,529	3,012	2,129
Land and building rent	1,440	1,464	1,428	1,679	1,948
Real estate and other expenses	1,828	1,651	1,817	1,447	1,946
Settlement of lawsuit	--	700	--	--	--
Other operating income-settlement of lawsuit	2,100	_	_	--	--
Income from operations	17,482	15,053	16,973		
Interest expense, net	(15,458)	(17,359)	(12,785)	(11,516)	(11,389)
Defeasance fee paid with debt restructure	(5,000)	_	_	--	--
Gain on acquisition	--	--	--	--	400
Write off of incremental stock issuance cost	--	--	--	1,168	--
Gain on sale/leaseback	333	333	333	333	333
Investment income	11	11	9	23	241
Income (loss) before income tax expense (benefit)	(2,632)	(1,962)	4,530	(8,757)	6,404
Income tax (benefit)	(778)	(461)	1,823	(3,462)	10,410
Net income (loss)	($1,824)	($1,501)	$1,823	($5,295)	($4,006)
Basic and diluted earnings (loss) per share	($0.22)	($0.38)	$0.68	($1.33)	($1.02)
Cash dividends declared per share	$0.2466	_	_	--	--

Balance Sheet – As of Fiscal Year End

($ in thousands)	April 30, 2015	April 30, 2014	April 30, 2013
Assets			
Current Assets:			
Cash and cash equivalents	$16,849	$13,186	$11,971
Restricted cash balances	37,519	13,063	12,141
Accounts receivable	1,639	396	366
Inventory	1,583	1,541	1,456
Deferred income tax	970	875	927
Prepaid expenses and other current assets	1,930	1,433	883
Total Current Assets	60,490	30,494	27,744
Property and equipment, net	143,944	136,696	135,806
Land held for development	35,780	36,877	35,780
Other Assets	1,326	2,470	2,419
Total Assets	$241,540	$206,537	$201,749
Liabilities and Stockholders' Equity			
Current Liabilities:			
Accounts payable and accrued expenses	$8,218	$5,050	$3,798
Unearned revenue	8,606	7,458	4,924
EB-5 Investor fund held in escrow	30,002	-	-
Current portion of deferred gain on sale/leaseback	333	333	333
Current portion of long-term debt and capitalized lease obligations	999	984	1,403
Total current liabilities	49,085	14,711	11,532
Long-term debt	97,569	173,973	169,581
Capitalized lease obligations	1,494	191	541
Deferred gain on sale/leaseback	3,511	3,844	4,177
Deferred income tax	8,831	9,682	10,245
Other liabilities	612	648	684
Commitments and contingencies			
Stockholder's equity			
Common stock, $.01 par value; 20,000,000 shares authorized, 3,982,400 shares issued	140	40	40
Additional paid-in capital	82,538	385	385
Retained earnings (deficit)	(2,240)	3,063	4,564
	80,438	$3,488	$4,989
Total liabilities and stockholders' equity	$241,540	$206,537	$201,749

Cash Flow Statement – Fiscal Years Ended

($ in thousands)	April 30, 2015	April 30, 2014	April 30, 2013
Cash flows from operating activities:			
Net (loss)/income	($1,854)	($1,501)	$2,707
Deferred income tax	(946)	(511)	1,743
Depreciation and amortization of property and equipment	9,450	9,155	8,850
Amortization and write-off of deferred financing costs	141	52	52
Amortization of other liabilities	(36)	(36)	(36)
Gain on sale/leaseback	(333)	(333)	(333)
Changes in operating assets and liabilities:			
Accounts receivable	(1,243)	(30)	981
Inventory	(42)	(85)	607
Prepaid expenses and deposits	(497)	(550)	(609)
Other assets	(202)	(76)	(285)
Accounts payable and accrued expenses	1,245	1,331	308
Accrued salaries, wages and related taxes and benefits	41	(188)	(33)
Unearned revenue	1,148	2,534	173
Net cash provided by operating activities	**6,872**	9,762	14,125
Cash flows from investing activities:			
Additions to property and equipment	(12,116)	(6,281)	(2,154)
Additions to land held for development	(109)	(97)	(3,850)
Change in restricted cash balances	(24,456)	(923)	(1,105)
Net cash used in investing activities	**(36,681)**	(7,301)	(7,109)
Cash flows from financing activities:			
Payments on long-term debt and capitalized lease obligation	(77,058)	(1,167)	(1,128)
Additions to EB-5 investor funds held in escrow	30,002	-	-
Net proceeds from issuance of common stock	82,253	-	-
Payment of deferred financing costs	(198)	-	-
Distributions to stockholders	(1,527)	(79)	(96)
Net cash provided by (used in) financing activities	**33,472**	(1,246)	(1,224)
Net increase in cash and cash equivalents	**3,663**	1,215	5,792
Cash and cash equivalents, beginning of year	13,186	11,971	6,179
Cash and cash equivalents, end of year	$16,849	$13,186	$11,971

Non-GAAP Financial Reconciliation – Fiscal Years Ended

Reported EBITDA is not a measure of financial performance under U.S. GAAP. The following table includes a reconciliation of Reported EBITDA to net income (loss):

($ in thousands)	April 30, 2015	April 30, 2014	April 30, 2013	April 30, 2012	April 30, 2011
Net income (loss)	($1,854)	($1,501)	$2,707	($5,295)	($4,006)
Income tax provision (benefit)	(778)	(461)	1,823	(3,462)	10,410
Interest expense, net	15,458	17,307	12,733	11,465	11,338
Defeasance fee paid with debt restructure	5,000	-	-	-	-
Depreciation and amortization	9,450	9,207	8,902	9,561	8,054
Investment Income	(11)	(10)	(10)	(23)	(241)
Gain on sale/leaseback	(333)	(333)	(333)	(333)	(333)
Gain on acquisition		-	-	-	(400)
Non-routine legal fees and settlement	(1,532)	1,157	117	-	-
Write off of prepaid incremental stock issuance cost		-	-	1,168	-
Reported EBITDA	**$25,400**	$25,366	$25,939	$13,081	$24,822

Fiscal 2015 Net Income Reconciliation

($ in thousands except per share data)	Fiscal Year Ended April 30, 2015
Net loss	($1,854)
One time debt restructuring costs net tax	3,190
Pro forma net income	1,336
Net loss per share	(0.22)
One time debt restructuring costs net tax per share	0.38
Adjusted net earnings per share (basic and diluted)	$0.16

Use of Non-GAAP Financial Information

PEAK RESORTS

We have chosen to specifically include Reported EBITDA (defined as net income before interest, income taxes, depreciation and amortization, gain on sale leaseback, investment income, other income or expense and other non-recurring items) as a measurement of our results of operations because we consider this measurement to be a significant indication of our financial performance and available capital resources. Because of large depreciation and other charges relating to our ski resorts, it is difficult for management to fully and accurately evaluate our financial results and available capital resources using net income.

Management believes that by providing investors with Reported EBITDA, investors will have a clearer understanding of our financial performance and cash flow because Reported EBITDA: (i) is widely used in the ski industry to measure a company's operating performance without regard to items excluded from the calculation of such measure, which can vary by company primarily based upon the structure or existence of their financing; (ii) helps investors to more meaningfully evaluate and compare the results of our operations from period to period by removing the effect of our capital structure and asset base from our operating structure; and (iii) is used by our management for various purposes, including as a measure of performance of our operating entities and as a basis for planning.

Items excluded from Reported EBITDA are significant components in understanding and assessing financial performance or liquidity. Reported EBITDA should not be considered in isolation or as alternative to, or substitute for, net income, net change in cash and cash equivalents or other financial statement data presented in the consolidated financial statements as indicators of financial performance or liquidity. Because Reported EBITDA is not a measurement determined in accordance with GAAP and is susceptible to varying calculations, Reported EBITDA as presented may not be comparable to other similarly titled measures of other companies.

In connection with the company's debt restructuring in November 2014, it incurred a one-time, pre-tax charge of $5.2 million, which included the payment of a defeasance fee of $5 million to the Company's lender and other related expenses. The company excluded these charges from its GAAP net income (loss) and GAAP earnings (loss) per share for fiscal 2015 because they are not indicative of ongoing operating performance.